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        FORM OF STOCK CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                      CERTIFICATE WHEN READY FOR DELIVERY

COMMON STOCK

PAR VALUE $.01



                                                                          SHARES

                              NYMEX HOLDINGS, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFIES THAT

IS THE OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                              NYMEX HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed and subject to the transfer restrictions as set forth on the reverse of this certificate. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:


REGISTRAR            TRANSFER AGENT              SECRETARY            PRESIDENT
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                              NYMEX HOLDINGS, INC.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE SHALL BE TRANSFERABLE ONLY TOGETHER WITH CLASS A MEMBERSHIPS (EACH AN "EXCHANGE MEMBERSHIP") ISSUED BY NEW YORK MERCANTILE EXCHANGE, INC. (THE "EXCHANGE"). ACCORDINGLY, (I) THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE SHALL NEITHER BE TRANSFERABLE NOR TRANSFERRED ON THE BOOKS OF THE CORPORATION UNLESS A SIMULTANEOUS TRANSFER IS MADE BY THE TRANSFEROR TO THE SAME TRANSFEREE OF A NUMBER OF EXCHANGE MEMBERSHIPS EQUAL TO THE NUMBER OF SHARES OF COMMON STOCK THEREBY TRANSFERRED AND (II) THIS CERTIFICATE SHALL BE DEEMED TO EVIDENCE THE SAME NUMBER OF EXCHANGE MEMBERSHIPS AS SHARES OF COMMON STOCK. THE TERM "TRANSFER" SHALL BE DEEMED NOT TO INCLUDE A LEASE OF AN EXCHANGE MEMBERSHIP MADE IN ACCORDANCE WITH THE BYLAWS AND RULES OF THE EXCHANGE.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION AND BYLAWS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE CORPORATION'S COMMON STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AS ARE CONTAINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION AND BYLAWS; SUCH REQUEST MAY BE MADE TO THE CORPORATION.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common            UNIF GIFT MIN ACT - .......Custodian........

                                                                                                       (Cust)          (Minor)
      TEN ENT - as tenants by the entireties                                                     under Uniform Gifts to Minors

      JT TEN  - as joint tenants with right of survivorship       Act........................

            and not as tenants in common                                                                                (State)

     Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER



  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)




                                                                                                                         shares

      of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                         Attorney

      to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________________



         NOTICE: ___________________________________________________________

                 THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

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